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January 1, 1999



The information below supplements Massachusetts Mutual Life Insurance Company's LifeTrust variable annuity prospectus dated May 1, 1998. Please place this supplement with your prospectus and retain it for future reference.

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                                    LIFETRUST
                        Supplement dated January 1, 1999
                       To the Prospectus dated May 1, 1998



The LifeTrust variable annuity prospectus is amended as follows:

            Add the following three sentences as a new paragraph after the first sentence in "Taxation of Qualified Plans, TSAs, IRAs and Roth IRAs" on page 23:

                        Note: The LifeTrust Annuity is not available for sale to employee benefit plan programs that are subject to ERISA. This contract will not be sold directly or indirectly to qualified pension and profit sharing plans, Section 457 deferred compensation plans or ERISA-covered TSA programs. The term "Qualified Plan" referenced above does not include any plan subject to ERISA.





January 1, 1999